UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2019

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 8, 2019, BioTime, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) to report the completion of its acquisition of Asterias Biotherapeutics, Inc. (“Asterias”) pursuant to the terms of the Agreement and Plan of Merger, dated November 7, 2018, by and among the Company, Patrick Merger Sub, Inc., a wholly owned subsidiary of the Company and Asterias.

Pursuant to Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this report amends and supplements Item 9.01 of the Original Current Report to provide the required historical audited financial statements and the pro forma financial information that were not included in the Original Current Report as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Except as described above, all information in and exhibits to the Original Current Report remain unchanged. This report should be read in conjunction with the Original Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following audited financial statements of Asterias and the report of independent public accountants thereon are attached as Exhibit 99.1 to this report and are incorporated herein by reference:

●	Audited balance sheets of Asterias as of December 31, 2018 and 2017 and the related audited statements of operations, comprehensive loss, stockholders’ equity and cash flows for the years then ended, and the notes related thereto
●	Report of independent registered public accounting firm

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is attached as Exhibit 99.2 to this report and is incorporated herein by reference:

●	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2018 and the related unaudited pro forma condensed combined statement of operations for the year then ended, and the notes related thereto

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of OUM & Co. LLP (incorporated herein by reference to Exhibit 23.2 to the registrant’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2019).

99.1	Audited balance sheets of Asterias Biotherapeutics, Inc. as of December 31, 2018 and 2017 and the related audited statements of operations, comprehensive loss, stockholders’ equity and cash flows for the years then ended, and the notes related thereto (incorporated herein by reference to Exhibit 99.1 to the registrant’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2019)

99.2	Unaudited pro forma condensed combined balance sheet of as of December 31, 2018 and the related unaudited pro forma condensed combined statements of operations for the year then ended, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: April 25, 2019	By:	/s/ Brian M. Culley
Chief Executive Officer